Exhibit 10.9

SHARE SWAP AGREEMENT

in respect of the sale and purchase of the entire issued and paid up share capital of Megan Mezanin Sdn Bhd

DATED THE 31ST DAY OF JULY 2024

BETWEEN

THE PARTY(IES) LISTED IN SCHEDULE 1

(“Vendors”)

AND

MEGAN HOLDINGS LIMITED

(“Purchaser”)

File Reference: DL/SEM/CC 2209-842

M-2-9 Plaza Damas       60 Jalan Sri Hartamas 1       Sri Hartamas       50480 Kuala Lumpur       Malaysia
telephone +603 6203 2381       fax +603 6203 2359    email excel@enolil-loo.com

TABLE OF CONTENTS

PARTIES		1
RECITALS		1
1.	INTERPRETATION	1
2.	PURCHASE PRICE AND TERMS	3
3.	COMPLETION	4
4.	REPRESENTATIONS AND WARRANTIES	4
5.	SPECIFIC PERFORMANCE	5
6.	CAPITAL GAINS TAX	5
7.	TIME	6
8.	EXECUTION OF DOCUMENTS	6
9.	COSTS AND STAMP DUTY	6
10.	SEVERABILITY	6
11.	AMENDMENT	6
12.	LAW AND JURISDICTION	6
SIGNING PAGE		7
SCHEDULE 1		9

Share Swap Agreement (Megan Mezanin Sdn Bhd)	Table of Contents

SHARE SWAP AGREEMENT

DATE: 31st July 2024

PARTIES

1.	THE PARTY(IES) WHOSE NAME(S) AND PARTICULARS ARE AS STATED IN SCHEDULE 1 of the one part (collectively “Vendors” and each a “Vendor”);

AND

2.	MEGAN HOLDINGS LIMITED (Company No. 396292), an exempted company incorporated in the Cayman Islands with limited liability and having its registered office at Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 – 1205 Cayman Islands, of the other part (the “Purchaser”).

RECITALS

A.	MEGAN MEZANIN SDN BHD (Company No. 202001005142 (1361462-A)) (“Company”) is a private limited company duly incorporated in Malaysia under the Companies Act, 2016 and having its registered address at 27-5 Menara 1MK, No 1 Jalan Kiara, 50480 Mont Kiara, Kuala Lumpur, Malaysia. The Company is principally engaged in the business of development, construction and maintenance of aquaculture and agriculture farms and related works. As at the date of this Agreement, the Company has an issued and paid-up share capital of RM250,000.00, comprising of 250,000 ordinary shares.

B.	As at the date of this Agreement, the Vendors are collectively the registered and beneficial owners of the entire issued and paid-up capital in the Company, and their respective shareholdings in the Company are as stated in Schedule 1 hereto (collectively be referred to as the “Sale Shares”) (“Sale Shares”).

C.	The Vendors have agreed to sell, and the Purchaser has agreed to purchase the Sale Shares in consideration of which the Purchaser has agreed to issue new shares in the capital of the Purchaser to the respective Vendors and/or their nominee(s) upon the terms and subject to the conditions of this Agreement.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1	Definitions

In this Agreement where the context so admits the following expressions shall have the following meanings:

“Company”	means Megan Mezanin Sdn Bhd (Company No. 202001005142 (1361462-A));

“Completion Date”	means the date of this Agreement;

“Consideration Shares”	means the new ordinary shares to be issued by the Purchaser pursuant to Clause 2.1(b);

“Purchase Price”	has the meaning ascribed to it in Clause 2.1(a);

“Purchaser”	means MEGAN HOLDINGS LIMITED (Company No. 396292), and includes its successors-in-title and permitted assigns;

Share Swap Agreement (Megan Mezanin Sdn Bhd)	1

“Sale Shares”	has the meaning in Recital B;

“Vendors”	means the party(ies) named in Schedule 1 and includes their respective heirs, personal representatives, successors-in-title and/or permitted assigns, and “Vendor” shall mean any one of them.

1.2	Interpretation

In this Agreement, unless the context otherwise requires:

(a)	Except to the extent that the context requires otherwise, any reference to “this Agreement” or to any other agreement or document is a reference to this Share Swap Agreement (including the schedules and appendices) or, as the case may be, the relevant agreement or document as amended, supplemented or novated from time to time or the relevant agreement or document, as the case may be, and includes a reference to any document which amends, waives, is supplemental to or novates the terms of this Agreement or, as the case may be, the relevant agreement or document.

(b)	Except where otherwise stated, any reference to any statutory provision includes a reference to any modification, extension or re-enactment thereof (whether made before or after the date hereof) for the time being in force and also includes a reference to all by-laws, instruments, orders and regulations for the time being made thereunder or deriving therefrom.

(c)	Except to the extent that the context requires otherwise, references to the singular shall include references to the plural and vice versa.

(d)	Words denoting one gender include the other gender.

(e)	Words denoting persons include corporations and vice versa and also include their respective heirs, personal representatives, successors in title or permitted assigns, as the case may be.

(f)	References to “include” and “including” shall be construed without limitation.

(g)	Any reference to a recital, sub-paragraph, paragraph, clause, schedule or appendix is to the relevant recital, sub-paragraph, paragraph, clause, schedule or appendix of or to this Agreement.

(h)	Where a word or phrase is given a defined meaning in this Agreement, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning.

(i)	Where a word or phrase indicates an exception to any of the provisions of this Agreement and a wider construction is possible, such word or phrase is not to be construed ejusdem generis with any foregoing words or phrases and where a word or phrase serves only to illustrate or emphasise any of the provisions of this Agreement, such word or phrase is not to be construed, or to take effect as limiting the generality of such provision.

(j)	Except where otherwise stated, any reference to “pay”, or cognate expressions, includes payments made in cash or effected through inter-bank transfer to the account of the payee, giving the payee access to immediate available, freely transferable, cleared funds.

(k)	Except where otherwise stated, any reference to “writing”, or cognate expressions, includes any communication effected by telex, cable, facsimile transmission or other comparable means.

Share Swap Agreement (Megan Mezanin Sdn Bhd)	2

(l)	Except where otherwise stated, any reference to “a day” are to be construed as references to a business day which shall mean a day other than Saturday, Sunday and Public Holiday in Kuala Lumpur (“Business Day”).

(m)	If any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day and if any period of time falls on a day which is not a Business Day, then that period is to be deemed to only expire on the next Business Day.

(n)	Except where otherwise stated, any expression, agreement, covenant, representation, warranty or undertaking expressed to be made by two or more parties shall be deemed to be made by such parties jointly and severally.

1.3	Headings

The table of contents, headings and sub-headings in this Agreement are inserted merely for convenience of reference and shall be ignored in the interpretation and construction of any of the provisions contained herein.

1.4	Language

English is the governing language of this Agreement and shall prevail over any translations that shall be made of this Agreement. All correspondence, notices or other documents required or permitted hereunder may be drawn up in English and drawings and diagrams shall be annotated in English.

1.5	Recitals

The recitals, schedules and appendices of and to this Agreement shall have effect and be construed as an integral part of this Agreement, but in the event of any conflict or discrepancy between any of the provisions of this Agreement, such conflict or discrepancy shall, for the purposes of the interpretation and enforcement of this Agreement, be resolved by giving the provisions contained in the Clauses of this Agreement priority and precedence over the provisions contained in the recitals, schedule and appendices of and to this Agreement.

2.	PURCHASE PRICE AND TERMS

2.1	(a)	Subject to the terms and conditions hereinafter contained, the Vendors hereby, severally and collectively, agree to sell, and the Purchaser hereby agrees to purchase, the Sale Shares, free from all charges or liens or any other encumbrances and with all rights now or hereinafter attaching thereto including but without limitation, all bonuses, rights, dividends and distributions declared paid or made in respect thereof as from the date hereof, for the sale and purchase consideration of USD6,500,000 based on the Company’s net tangible assets value as at 31 December 2023 (“Purchase Price”).

(b)	The Purchase Price, which was arrived at a willing buyer willing seller basis, and based on the Company’s net tangible assets value as at 31 December 2023 of USD6,500,000, shall be satisfied in full on the Completion Date by way of issuance of 15,000,000 new ordinary shares by the Purchaser (“Consideration Shares”) to the respective Vendors and/or their nominee(s) in the number and proportions as set out in Schedule 1 hereto, the entire Consideration Shares upon the Completion Date pursuant to Clause 3.2 herein.

2.2	Completion of the sale of the Sale Shares shall be effected upon the terms and conditions contained in Clause 3 hereof.

Share Swap Agreement (Megan Mezanin Sdn Bhd)	3

3.	COMPLETION

3.1	Completion Date shall take place on the Agreement Date.

3.2	On the Completion Date, the following shall occur:

(a)	the Vendors shall deliver or cause to be delivered to the Purchaser:

(i)	the undated valid and registrable share transfer forms but duly executed by each of the Vendors in favour of the Purchaser;

(ii)	the duly executed but undated resolution of the board of directors and shareholders of the Company approving the sale and transfer of the Sale Shares from the Vendors to the Purchaser on the terms and subject to the conditions contained herein;

(iii)	such other documents as may be required to give good title to the Sale Shares and enable the Purchaser to become the registered holder thereof; and

(b)	the Purchaser shall issue and allot, as fully paid, the Consideration Shares to the respective Vendors and/or their nominee(s) and shall deliver the share certificates of the Consideration Shares to the respective Vendors and/or their nominee(s), if any.

3.3	If in any respect the provisions of Clause 3.2 hereof shall not have been complied with on the Completion Date, the Purchaser may at its absolute discretion (without prejudice to its rights to claim damages or any other rights and remedies whatsoever under this Agreement) proceed to completion so far as practicable.

3.4	The Vendors shall cause the audited accounts of the Company for the financial year ended 31 July 2023 to be issued as soon as practicable and furnish the same to the Purchaser to facilitate the adjudication of the stamp duty on the share transfer of the Sale Shares. The parties shall use their best endeavours to cause the transfer of the Sale Shares to be registered upon stamping thereof as soon as practicable thereafter. Notwithstanding anything to the contrary contained herein, the parties agree that upon the execution of this Agreement, the Vendors shall hold the Sale Shares and all the rights, title and benefits thereto on trust and for the benefit of the Purchaser until the completion of the transfer of the Sale Shares to the Purchaser.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Each representation and warranty set out in this Clause 4 shall be separate and independent and, save as expressly provided, shall not be limited by reference to any other representations or warranties or any other provisions contained in this Agreement.

4.2	The Vendors hereby, jointly and severally, represent and warrant to the Purchaser as follows:

(a)	Title to Shares

That the respective Vendors are the registered and beneficial owners of the Sale Shares as stated in Recital B above.

(b)	No Options over Shares

There is no option, right to acquire, mortgage, charge, pledge or other encumbrance or any equity on, over or affecting the Sale Shares or any of them.

(c)	Claims on Shares

No claim has been made by any person to be entitled to any right or interest in the Sale Shares.

Share Swap Agreement (Megan Mezanin Sdn Bhd)	4

(d)	Transfer of Shares

The respective Vendors are entitled to sell and transfer or procure the sale and transfer of the full legal and beneficial ownership in the Sale Shares registered in their name to the Purchaser on the terms set out in this Agreement.

(e)	Proceedings against the Company

(i)	Winding-up petition

No petition for winding up of the Company has been presented and no order has been made or effective resolutions passed for the winding up of the Company nor proceedings instituted or a meeting or meetings called with a view to obtain any such order or orders or to pass any such resolution or resolutions.

(ii)	Receivership

No receiver(s) and/or manager(s) of the undertakings or assets of the Company has or have been appointed nor have any material judgments been obtained against the Company or any execution or process of any Court or authority been issued against or levied or enforced which would have any material adverse effect on the financial condition of the Company.

4.3	The Vendors hereby undertake that they shall not do, allow or procure any act or omission before the Completion Date which would constitute a breach of any of the representations and warranties set out in this Clause 4 or which would make any of such representations and warranties inaccurate or misleading.

5.	SPECIFIC PERFORMANCE

Any party hereto shall be entitled to the rights of specific performance against the other under the provisions of this Agreement and it is hereby mutually agreed that in the event of any party hereto exercising its rights to specific performance of this Agreement an alternative remedy of monetary compensation shall not be regarded as compensation or sufficient compensation for the other party’s default in the performance of the terms and conditions of this Agreement.

6.	CAPITAL GAINS TAX

6.1	The Vendors shall pay all tax assessed by the Director General of Inland Revenue to be payable pursuant to the Income Tax Act 1967 (as amended by the Finance Act (No. 2) 2023 (Act 851)) in connection with the disposal of the Sale Shares.

6.2	The parties hereby undertake that each of them shall individually notify the Director General of Inland Revenue in the prescribed form of the disposal and acquisition (as the case may be) of the Sale Shares within sixty (60) days from the date of the letter of approval issued by the Government Authority and that each party shall do all acts execute or cause to be executed all forms deeds or instruments and file all returns and furnish all information as may be necessary under the Income Tax Act 1967.

6.3	If the disposal of the Sale Shares by the Vendors is subject to payment of Capital Gain Tax under the Income Tax Act 1967, the Vendors shall pay the Capital Gain Tax within sixty (60) days from the date of disposal of the Sale Shares.

Share Swap Agreement (Megan Mezanin Sdn Bhd)	5

6.4	The Vendors confirm that there is no real property gain tax chargeable for the disposal of the Sale Shares under the Real Property Gain Tax Act 1967 (as amended by the Finance Act (No. 2) 2023 (Act 851)) and shall not be required to retain any retention sum for the disposal of the Sale Shares.

6.5	Notwithstanding anything contained herein, the Vendors undertake to keep the Purchaser fully indemnified against all claims, demands, fines and/or penalties that may be suffered or sustained by the Purchaser arising from the Vendors’ non-compliance with any of the provisions of any Tax laws in relation to the disposal of the Sale Shares.

7.	TIME

Time wherever mentioned in this Agreement shall be of the essence of the contract.

8.	EXECUTION OF DOCUMENTS

The parties hereto hereby covenant with one another that they will respectively sign, execute and do all such acts, documents and things as may be necessary to give valid effect to the terms and conditions of this Agreement.

9.	COSTS AND STAMP DUTY

The legal costs of and incidental to this Agreement and all stamp duty thereon shall be borne and paid by the Purchaser.

10.	SEVERABILITY

If any provisions of this Agreement or any part thereof is rendered void, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

11.	AMENDMENT

No amendment, variation, revocation, cancellation, substitution or waiver of, or addition or supplement to, any of the provisions of this Agreement shall be effective unless it is in writing and signed by all the parties hereto.

12.	LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the parties hereto hereby irrevocably submit to the jurisdiction of the Courts of Malaysia.

[THE REMAINDER OF THE PAGE IS DELIBERATELY LEFT BLANK]

Share Swap Agreement (Megan Mezanin Sdn Bhd)	6

SIGNING PAGE

The Vendors

Signed by	)
STAR SPRITE LIMITED	)
(BVI Company No.: 2112896))
in the presence of:	)

Signed by	)
For and on behalf of	)
Usaha Sedaya Sdn Bhd	)
(Company No. 202201020298)
(1497144-T)))
in the presence of:	)

Signed by	)
For and on behalf of	)
Yat Ho Construction Materials Limited	)
(CR No. 3195570))
in the presence of:	)

Signed by	)
For and on behalf of	)
Eternity Capital Group Limited	)
(CR No. 3277665))
in the presence of:	)

Signed by	)
For and on behalf of	)
Kheng Builders Sdn Bhd	)
(Company No. 202301001902)
(1495821-K)))
in the presence of:	)

Share Swap Agreement (Megan Mezanin Sdn Bhd)	Signing Page - 7

Signed by	)
For and on behalf of	)
SJCC Holdings Sdn Bhd	)
(Company No. 202301003225)
(1497144-T)))
in the presence of:	)

Signed by	)
For and on behalf of	)
Malama Sdn Bhd	)
(Company No. 202301007893)
(1501814-U)))
in the presence of:	)

Signed by	)
For and on behalf of	)
Kapiti Latino Sdn Bhd	)
(Company No. 202201023773)
(1469470-P)))
in the presence of:	)

The Purchaser

Signed by	)
For and on behalf of	)
MEGAN HOLDINGS LIMITED	)
(Company No. 396292))
in the presence of:	)

Share Swap Agreement (Megan Mezanin Sdn Bhd)	Signing Page - 8

SCHEDULE 1

VENDORS

VENDOR	SHAREHOLDING / NUMBER OF SALE SHARES	% OF SHAREHOLDING	NUMBER OF CONSIDERATION SHARES
1. Star Sprite Limited	180,750	72.3%	10,845,000
(BVI Company No.: 2112896)
Vistra Corporate Services Centre,
Wickhams Cay II,
Road Town, Tortola,
VG1110,
British Virgin Islands

2. Usaha Sedaya Sdn Bhd
(Company No. 202201020298 (1465995-V))	11,500	4.6%	690,000
35-3, Jalan SS15/8A,
47500 Subang Jaya,
Selangor Darul Ehsan,
Malaysia

3. Yat Ho Construction Materials Limited	7,000	2.8%	420,000
(CR No. 3195570)
Unit H02, Block C, Floor 5,
Chung Hing Industrial Mansions,
2-4 Luk Hop Street,
San Po Kong, Kowloon,
Hong Kong SAR

4. Eternity Capital Group Limited	5,500	2.2%	330,000
(CR No. 3277665)
Flat 8D, Tung Kin Factory Building,
196-198 Tsat Tsz Mui Road,
North Point,
Hong Kong SAR

Share Swap Agreement (Megan Mezanin Sdn Bhd)	Schedule 1 - 9

VENDOR	SHAREHOLDING / NUMBER OF SALE SHARES	% OF SHAREHOLDING	NUMBER OF CONSIDERATION SHARES
5. Kheng Builders Sdn Bhd	11,250	4.5%	675,000
(Company No. 202301001902 (1495821-K))
A-10-09, Atria SOFO Suites, Jalan SS 22/23,
Damansara Jaya,
47400 Petaling Jaya,
Selangor Darul Ehsan,
Malaysia

6. SJCC Holdings Sdn Bhd	12,250	4.9%	735,000
(Company No. 202301003225 (1497144-T))
A3-3-8, Solaris Dutamas,
No.1, Jalan Dutamas 1,
50480 Kuala Lumpur,
Wilayah Persekutuan Kuala Lumpur, Malaysia

7. Malama Sdn Bhd	10,000	4.0%	600,000
(Company No. 202301007893 (1501814-U))
55-2, Jalan Equine 10,
Taman Equine,
43300 Seri Kembangan,
Selangor Darul Ehsan,
Malaysia

8. Kapiti Latino Sdn Bhd
(Company No. 202201023773 (1469470-P))	11,750	4.7%	705,000
A-10-09, Atria SOFO Suites,
Jalan SS 22/23,
Damansara Jaya,
47400 Petaling Jaya,
Selangor Darul Ehsan,
Malaysia
TOTAL	250,000	100%	15,000,000

Share Swap Agreement (Megan Mezanin Sdn Bhd)	Schedule 1 - 10